Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions

13. Related Party Transactions

The Company analyzed its transactions with related parties for the twelve months ended December 31, 2020 and 2019, and determined it had the following material transactions that have not been described elsewhere in the audited consolidated financial statements. The Company is also party to a license agreement with UCLB, who also participated in the Company’s preferred share financings.

Syncona

The Company receives accounting and professional services from Syncona Partners LLP, Syncona Limited and their affiliates, referred to as Syncona, from time to time. The Company recorded accounting and professional fees of approximately $0.1 million, $0.5 million and $0.2 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Gyroscope Therapeutics Limited

In April 2020, we entered into an exclusive patent and know-how license agreement with Gyroscope Therapeutics Limited, or Gyroscope, a company controlled by Syncona. Under the terms of the agreement, Gyroscope grants us an exclusive license under certain patent rights to develop and commercialize liver-directed AAV gene therapies expressing an immune-modifying protein and a non-exclusive license to certain know-how, and we grant Gyroscope a non-exclusive license to certain know-how. We were required to make an upfront payment to Gyroscope of £0.2 million or $0.3 million and may be required to make up to £5.6 million or $7.2 million in development and regulatory milestone payments, and pay Gyroscope a mid-single-digit percentage royalty on net sales of licensed products on a product-by-product and country-by-country basis, until the expiration of the last valid licensed patent claim covering such product in such country.